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                                                                    EXHIBIT 23.3



              [LETTERHEAD OF STOVALL, GRANDEY & WHATLEY, L.L.P.]



                         Independent Auditors' Consent
                         -----------------------------



The Board of Directors
of Myers Bancshares, Inc.:

We consent to the use of our report dated February 5, 1997 included herein and to the reference to our firm under the heading "EXPERTS" in the proxy statement-prospectus.



                                        /s/ Stovall, Grandey & Whatley, L.L.P.


Fort Worth, Texas
October 14, 1997